Weyerhaeuser Investor Meetings December 2020 Exhibit 99.1

This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, with respect to: future goals and prospects; business strategies; factors affecting market supply of lumber; key initiatives; sustainability goals; levels of demand and market drivers for our products, including expected growth in U.S. housing demand and repair and remodel activity; market dynamics, demand and pricing outlook for our saw logs and our lumber and oriented strand board products; growth and opportunity for log export markets; the impacts of recent fire outbreaks on our western timberlands and operations; HBU acres and expected range of premiums to timber value; 2020 Adjusted EBITDA outlook for our Real Estate, Energy and Natural Resources business; the framework, timing and sustainability of our cash dividend; target return range of funds available for distribution or FAD; opportunistic share repurchases; capital structure, financial ratios, liquidity, credit ratings and future debt maturities and redemptions; and our outlook for 2020 capital expenditures across the company and 2020 Op Ex targets. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  Forward-looking statements may be identified by our use of certain words in such statements, including without limitation words such as “anticipate,” “believe,” “committed,” “continue,” “continued,” “could,” “forecast,” “growing,” “estimate,” “outlook,” “goal,” “will,” “plan,” “expect,” “sustainable,” “maintain,” “target,” “would” and similar words and terms and phrases using such terms and words. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals or targets, or we may reference expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. The realization of our expectations and the accuracy of our assumptions are subject to a number of risks and uncertainties that are difficult to predict and often are beyond the company’s control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements, or all of the foregoing.  Such uncertainties and other factors include, without limitation: the effect of general economic conditions, including employment rates, interest rate levels, housing starts, general availability of financing for home mortgages and the relative strength of the U.S. dollar; the effects of COVID-19 and other viral or disease outbreaks and their potential impacts on our business, results of operations, cash flows, financial condition and future prospects; the effects of the recent severe fire outbreaks in the Pacific Northwest on our timberland assets and operations; market demand for the company's products, including market demand for our timberland properties with higher and better uses, which is related to, among other factors, the strength of the various U.S. business segments and U.S. and international economic conditions; changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Japanese yen, the Chinese yuan, and the Canadian dollar, and the relative value of the euro to the yen; restrictions on international trade and tariffs imposed on imports or exports; the availability and cost of shipping and transportation; economic activity in Asia, especially Japan and China; performance of our manufacturing operations, including maintenance and capital requirements; potential disruptions in our manufacturing operations; the level of competition from domestic and foreign producers; our operational excellence initiatives; the successful and timely execution and integration of our strategic acquisitions, including our ability to realize expected benefits and synergies, and the successful and timely execution of our strategic divestitures, each of which is subject to a number of risks and conditions beyond our control including, but not limited to, timing and required regulatory approvals; raw material availability and prices; the effect of weather; changes in global or regional climate conditions and governmental response to such changes; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters, including the recent severe fire outbreaks in the Pacific Northwest; energy prices; transportation and labor availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of employee retirements and changes in the market price of our common stock on charges for share-based compensation; the accuracy of our estimates of costs and expenses related to contingent liabilities; changes in accounting principles; and other risks and uncertainties identified in our 2019 Annual Report on Form 10-K, as well as those set forth from time to time in our other public statements, reports, registration statements, prospectuses, information statements and other filings with the SEC. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward looking-statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the company's business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. generally accepted accounting principles. Management believes such non-GAAP measures may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies due to potential inconsistencies in how such measures are calculated. A reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation. FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

WEYERHAEUSER INVESTMENT THESIS UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE DISCIPLINED CAPITAL ALLOCATION SUPERIOR SHAREHOLDER VALUE + + ESG Strong ESG Foundation | Our Forests and Wood Products are Natural Climate Solutions

POSITIONED FOR SUPERIOR LONG-TERM VALUE CREATION 2020 Accomplishments Balance Sheet Operating Results WY $1 BILLION REDUCTION IN NET DEBT YEAR TO DATE REINITIATED DIVIDEND BASE PLUS VARIABLE SUPPLEMENTAL STRONG PERFORMANCE IN UNPRECEDENTED MARKETS New Dividend Framework LAUNCHED NEW 3 BY 30 SUSTAINABILITY INITIATIVES ENHANCING OREGON TIMBERLAND HOLDINGS Sustainability Ambitions Leadership Changes Timber Portfolio CURRENT CFO BECOMING CHIEF DEVELOPMENT OFFICER Year to date as of September 30, 2020.

UNMATCHED PORTFOLIO Our Quality, Diversity and Scale Cannot Be Replicated

WHO WE ARE A Tax-Efficient Timber REIT with Three Industry-Leading Businesses UNMATCHED PORTFOLIO 11 MILLION ACRES OWNED IN THE U.S. 35 MANUFACTURING FACILITIES ACROSS NORTH AMERICA 14 MILLION ACRES LICENSED IN CANADA 19 Lumber Mills 6 Oriented Strand Board Mills 6 Engineered Lumber Mills 3 Plywood / Veneer Mills 1 Medium Density Fiberboard Mill 18 Distribution Centers (not shown) WOOD PRODUCTS We are a scale, low-cost wood products manufacturer TIMBERLANDS We are the largest private timberland owner in North America REAL ESTATE, ENERGY & NATURAL RESOURCES We deliver the most value from every acre

WHAT WE DO Create and Capture Superior Value at Every Step UNMATCHED PORTFOLIO Diverse customer mix that fully values our quality, scale, reliability, and sustainable practices Proprietary seedlings yield superior growth, wood quality and survival characteristics Customized planting deploys the best genetic material for each acre on our land base Targeted silviculture generates superior volume and value in each geography Low-cost producer to ensure top margin for lumber, panels and engineered wood Premium land sales capturing every acre’s highest value Steady royalty and lease income maximizes the value of surface and subsurface assets Delivered log model captures maximum value from each tree using data-driven optimization Superior efficiency and logistics capabilities for low-cost and reliable operations Healthy forests are diverse, productive, and grown sustainably to financial maturity Optimal raw materials are cost effectively sourced internally and externally to maximize mill margins

Our Foundation For more information, see our full ESG Presentation, view our alignment with key ESG frameworks, and visit www.wy.com/sustainability. Sustainability is a core value CORPORATE GOVERNANCE ENVIRONMENTAL STEWARDSHIP Safety & Human Capital Workplace Culture Community Investment & Engagement SOCIAL RESPONSIBILITY Best Practices in Governance Board Composition Ethics & Integrity Sustainable Forest Management Environmental Impact Carbon Footprint Intensifying Our Focus ESG SUSTAINABLE PRACTICES HOW WE DO IT Strong ESG Foundation

14% 100% OF OUR TIMBERLANDS ARE REFORESTED AFTER HARVEST WE PLANT ABOUT 150 MILLION TREES EVERY YEAR ENVIRONMENTAL STEWARDSHIP Sustainable Forestry • Carbon Sequestration • Reduced Environmental Footprint WE PARTICIPATE IN 11 HABITAT CONSERVATION PLANS IN NORTH AMERICA 100+ years of expertise in sustainable forestry Minimizing our environmental footprint WE HARVEST ONLY 2% of our forests each year 98% OF OUR WASTE IS REUSED OR RECYCLED WE STORE the equivalent of 9 MILLION METRIC TONS of CO2 IN OUR WOOD PRODUCTS EVERY YEAR That’s like taking 2 MILLION CARS OFF THE ROAD every year! WE MEET ABOUT 70% OF OUR OWN ENERGY NEEDS USING RENEWABLE BIOMASS WE REDUCED OUR GREENHOUSE GAS EMISSIONS BY MORE THAN OVER THE LAST TWO DECADES OUR MILLS HAVE IMPROVED ENERGY EFFICIENCY IN THE LAST FIVE YEARS ESG SUSTAINABLE PRACTICES MANUFACTURING TIMBERLANDS ON AVERAGE WE USE 95% OF EVERY LOG 100% OF OUR TIMBERLANDS & WOOD FIBER PROCUREMENT IS CERTIFIED TO THE WE LEAVE TREE BUFFERS ALONG WATERWAYS TO PROTECT AQUATIC HABITAT

SOCIAL Responsibility & GOVERNANCE Human Capital Management • Ethics • Board Composition GOVERNANCE HUMAN CAPITAL MANAGEMENT RECORDABLE INCIDENT RATE WE REDUCED INJURY SEVERITY BY 35% IN 2019 95% OF ALL SALARIED EMPLOYEES HAVE AN INDIVIDUAL DEVELOPMENT PLAN WE DRIVE SIGNIFICANT SAFETY IMPROVEMENT 300+ LEADERS HAVE COMPLETED UNCONSCIOUS BIAS TRAINING BOARD DIVERSITY Women Men ETHISPHERE NAMED WY ONE OF THE WORLD’S MOST ETHICAL COMPANIES® OUR GOVERNANCE PRACTICES ALIGN WITH INVESTOR STEWARDSHIP GROUP PRINCIPLES 900+ LEADERS HAVE COMPLETED AT LEAST ONE DEVELOPMENT PROGRAM IN THE LAST FIVE YEARS OUR VOLUNTARY TURNOVER WAS ONLY 3% IN 2019 ESG SUSTAINABLE PRACTICES Our strong ESG performance helps us attract and retain top, diverse talent WE’VE APPOINTED 7 NEW DIRECTORS TO OUR BOARD SINCE 2015 91% OF JOB OFFERS EXTENDED WERE ACCEPTED IN 2019

TIMBERLANDS SUPERIOR HOLDINGS CREATE VALUE TODAY AND TOMORROW Unrivaled portfolio that cannot be replicated Diversified holdings at scale Superior supply chain Enduring value across market cycles Enhancing portfolio over time Unmatched timber-growing expertise UNMATCHED PORTFOLIO

OUR TIMBERLANDS PORTFOLIO

Unmatched Quality, Scale and Diversification


3
MILLION
ACRES IN THE
WEST

High value Douglas-fir

- Premium land west of the Cascade mountains
- Sawlogs are approximately 90% of harvest
- Unique Japan export presence


7
MILLION
ACRES IN THE
SOUTH

Premium Southern yellow pine

- Superior quality pine plantation
- Balanced mix of grade and fiber logs
- Scale operations in every major region


1
MILLION
ACRES IN THE
NORTH

Diverse hardwoods and softwoods

- Premium hardwood sawlogs
- Maximizing value with over 50 product grades


North: 1%
West
47%
South
52%

ADJUSTED EBITDA[1]
BY REGION (2019)

UNMATCHED ASSETS & Supply-Chain CAPABILITIES

(1) See appendix for reconciliation to GAAP amounts and definition of Adjusted EBITDA. North includes Other. Approximate total acres as of March 31, 2020.

12

THIRD-PARTY DOMESTIC CUSTOMERS WEYERHAEUSER MILLS EXPORT CUSTOMERS TIMBERLANDS REVENUE BY END MARKET (2019) We flex supply to meet dynamic customer demands and capture market opportunities TIMBERLANDS CUSTOMERS Capture Full Value Through a Diverse Customer Mix UNMATCHED PORTFOLIO

71% 23% 6% EXPORT REVENUE Percentages based on 2019 full year Timberlands export sales. TIMBERLANDS EXPORT MARKETS Unrivaled Market Position and Supply Chain Expertise UNIQUE JAPAN BUSINESS Multi-decade relationships supplying steady post & beam housing market Western timberlands ownership provides premium logs at unrivaled scale Largest log export facility in North America creates substantial supply chain advantage and efficiencies OTHER EXPORT MARKETS Direct-to-customer strategy facilitates consistent demand Flexibility to quickly respond to shifts in global wood demand Future growth opportunities JAPAN CHINA KOREA UNMATCHED PORTFOLIO

NCREIF Timberland INDEX INDEXED MARKET VALUE Per Acre, by Region Source: National Council of Real Estate Investment Fiduciaries (NCREIF) Timberland Index. Changes in index composition may affect average market values (e.g. NCREIF Northwest expanded to include Idaho in 2013). TIMBERLANDS Enduring Value Across Market Cycles Perpetually Growing Asset Low Correlation With Other Asset Classes P P UNMATCHED PORTFOLIO

Timberland Acres By Region TIMBERLANDS PORTFOLIO MANAGEMENT Disciplined and Opportunistic OVER 45% INCREASE SINCE 2012 NEARLY 70% INCREASE SINCE 2012 $1.6 BILLION OF PROCEEDS Strategic Divestitures Enhanced Oregon timber holdings Transactions closed in 2020 Q4 Net cost approximately $40 million Expect strong and sustained cash flow accretion Continue to strategically optimize and upgrade portfolio Strong deal sourcing, diligence and execution expertise Maximize portfolio value and returns Twin Creeks Uruguay Michigan Montana Twin Creeks proceeds include sale of acres to and redemption of interest in the joint venture. U.S. West U.S. South UNMATCHED PORTFOLIO Millions of acres

REAL ESTATE, ENERGY & NATURAL RESOURCES MAXIMIZE THE VALUE OF EVERY ACRE WE OWN Continually evaluate every acre Deliver a significant premium to timber value Generate consistent and reliable cash flow Capture the full value of surface and subsurface assets UNMATCHED PORTFOLIO

REAL ESTATE Unlock Higher and Better Use (HBU) Value Nimble Business Model Low Operating Costs Minimal Capital Investment �� �� �� 1.3 MILLION ACRES with HBU attributes CONTINUALLY EVALUATE every acre ≤1% of timberland acres SOLD ANNUALLY 55–65% Premium to Timber Value SINCE INCEPTION consistently exceeding 30% target Asset Value Optimization (AVO) PROCESS ACQUISITIONS, DIVESTITURES & VALUATION TIMBERLANDS REAL ESTATE UNMATCHED PORTFOLIO Approximate acres as of December 31, 2019, pro forma for the sale of Montana timberlands which closed in first quarter 2020.

ENERGY & NATURAL RESOURCES Maximize the Value of Surface and Subsurface Rights BALANCED EBITDA MIX (1) Infrastructure Rights of Way Wind and Solar Power Wetland Mitigation Banks Aggregates & Industrial Materials Oil & Natural Gas Oil & Natural Gas Wind, Solar & Other Aggregates & Industrial Materials Cell Towers UNMATCHED PORTFOLIO (1) See appendix for reconciliation to GAAP amounts. Percentages are approximate based on 2019 full year results.

UNMATCHED PORTFOLIO REAL ESTATE, ENERGY & NATURAL RESOURCES Consistent, Reliable Cash Generation (1) See appendix for reconciliation to GAAP amounts. Adjusted EBITDA(1) $ in millions $189 $241 $264 Real Estate Energy & Natural Resources $274 Demand for Real Estate properties remains solid 2020 outlook reflects: Michigan and Montana divestitures Delays in closing transactions due to COVID-19

WOOD PRODUCTS MAXIMIZING MARGIN THROUGH THE BUSINESS CYCLE Unmatched scale, brand and reputation Diversified mix of high-quality products Relentless focus on industry-leading cost structure Diverse customer mix and demand drivers Superior returns through the cycle: “Black at the bottom” UNMATCHED PORTFOLIO

LUMBER ORIENTED STRAND BOARD ENGINEERED WOOD PRODUCTS DISTRIBUTION WOOD PRODUCTS PORTFOLIO Industry-Leading Scale, Diversification and Quality 2nd largest producer in North America 19 lumber mills 5.2 BBF capacity 4th largest producer in North America 6 oriented strand board mills 3.0 BSF capacity Located in the largest homebuilding markets 18 distribution centers Adjusted EBITDA(1) BY BUSINESS (2017-2019) 4% UNMATCHED ASSETS & Supply-Chain CAPABILITIES #1 engineered wood capacity in North America 6 engineered wood mills (42 MMCF capacity) 3 veneer/plywood mills (610 MMSF capacity) 1 medium density fiber mill (265 MMSF capacity) Statistics for full year 2019. Source: Competitor reports, public filings, APA. Production capacity for engineered wood represents total solid section press capacity. Three Weyerhaeuser facilities also produce I-Joists to meet market demand. In 2019, approximately 25 percent of Weyerhaeuser’s total press production was converted into I-Joists. UNMATCHED PORTFOLIO (1) See appendix for reconciliation to GAAP amounts.

WOOD PRODUCTS Diverse Demand Drivers and Customer Mix NEW RESIDENTIAL: SINGLE & MULTI-FAMILY REPAIR & REMODEL: PROFESSIONAL AND DIY PERCENT OF SALES BY END MARKET (2019) NON-RESIDENTIAL CONSTRUCTION AND INDUSTRIAL USES Percentages are approximate based on 2019 full year Wood Products net sales. UNMATCHED PORTFOLIO Customers value our quality, scale, reliability and sustainable practices

WOOD PRODUCTS Positioned for Superior Performance Through the Cycle EWP Distribution $ in millions Achieved Industry-Leading Cost Structure Improved EWP & Distribution EBITDA Through Market Headwinds ADJUSTED EBITDA(1) Achieved “Black at the Bottom” Cost Net of Logs/MBF Indexed to 2013 Controllable Cost/M38 Indexed to 2013 Lumber OSB (1) See appendix for reconciliation to GAAP amounts. UNMATCHED PORTFOLIO 14% Cost Reduction 15% Cost Reduction

INDUSTRY-LEADING PERFORMANCE Significant, Sustainable Margin Improvement Through the Cycle

MERCHANDISING Right product from the right log HARVEST & HAUL Increase efficiency and reduce cost SILVICULTURE Optimize site prep, thinning and fertilization MARKETING Right product to the right customer RELIABILITY Maximum uptime, highest quality product CONTROLLABLE COSTS Efficient labor, maintenance & raw material usage RECOVERY Higher log utilization PRODUCT MIX Aligned with customer demand WE ALSO COLLABORATED FOR CROSS-BUSINESS OPX IN 2019 OPERATIONAL EXCELLENCE 1.0 Achieved $650 Million of Margin Improvements Since 2014 OPX HIGHLIGHTS BY BUSINESS WESTERN TIMBERLANDS HIGHEST EBITDA PER ACRE VS PEERS FOR LAST 8 YEARS OSB HIGHEST MARGIN VS PEERS FOR LAST 3 YEARS EWP HIGHEST MARGIN VS PEERS FOR LAST 5 YEARS DISTRIBUTION LARGEST MARGIN IMPROVEMENT VS PEERS SINCE 2011 LUMBER HIGHEST MARGIN VS PEERS IN 2019 TIMBERLANDS WOOD PRODUCTS LEADING PERFORMANCE Margin refers to Adjusted EBITDA margins as shown on the following slide. See appendix for reconciliation to GAAP amounts.

DRIVING SUPERIOR RELATIVE PERFORMANCE Our OpX Scorecard We are “Black at the Bottom” TIMBERLANDS ADJUSTED EBITDA(1,2) PER ACRE WEST LUMBER(4) ORIENTED STRAND BOARD SOUTH ENGINEERED WOOD PRODUCTS DISTRIBUTION Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF). Results include only North American operations. See appendix for reconciliation to GAAP amounts. Timberlands peers include NCREIF, PotlatchDeltic and Rayonier. To improve comparability with peer disclosures, amounts shown for Weyerhaeuser include Timberlands EBITDA and non-timber income currently reported in the company’s Energy & Natural Resources business. 2020 Q3 LTM EBITDA for Weyerhaeuser Southern Timberlands reflects announced 10 percent reduction in 2020 fee harvest volumes. Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific, Norbord and West Fraser. 2017-2020 Q3 YTD lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown. WOOD PRODUCTS ADJUSTED EBITDA MARGIN(1,3) LEADING PERFORMANCE Weyerhaeuser Timberlands & ENR vs Peers Weyerhaeuser Timberlands & ENR vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers Weyerhaeuser vs Peers

MARGIN IMPROVEMENT BOTTOM LINE Deliver and Maintain Industry-Leading Cost Structure FUTURE VALUE 1 Superior Execution on: Silviculture Prescriptions Reliability Programs   COST AVOIDANCE Simplify/Standardize Tools Automate Manual Work Leverage Technology/Data Procurement Optimization Shared/Repurposed Assets Reduced Employee Turnover Drive Improvements Today that Create Future Value Avoid Future Costs or Cost Increases Enable Highest-Value Use of Resources Opx 2.0 Evolving Our Approach to Operational Excellence TOP LINE Capture Maximum Value for Every Product BLACK AT THE BOTTOM • #1 IN EVERY BUSINESS LINE DELIVERING VALUE TO SHAREHOLDERS THROUGH SUPERIOR EXECUTION + ONGOING IMPROVEMENT EFFICIENCY TARGET $50-70 MILLION IN 2020 LEADING PERFORMANCE

DISCIPLINED CAPITAL ALLOCATION Long-Term Commitment to Balancing Three Key Priorities

New dividend framework will return significant and appropriate cash throughout the cycle CAPITAL ALLOCATION Disciplined capital allocation Balanced and Sustainable Philosophy – Three Key Priorities INVEST IN OUR BUSINESSES RETURN CASH TO SHAREHOLDERS MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE CORE ALLOCATION Investment Grade Credit Rating Disciplined Capital Expenditures Sustainable Base Dividend OPPORTUNISTIC ALLOCATION Value-Enhancing Growth Opportunities Liability Management Supplemental Dividend & Share Repurchase

CORE ALLOCATION RETURNING CASH TO SHAREHOLDERS Implementing “Base Plus Variable Supplemental” Dividend Framework Sustainable Base Dividend Quarterly cash base dividend of $0.17 per share Sustainable across a full range of market conditions Supported by cash flow from Timberlands and Real Estate & ENR Positioned to grow over time Supplemental Dividend & Share Repurchase OPPORTUNISTIC ALLOCATION Flexible tools to achieve total return of 75-80% of annual Adjusted FAD Expect primary tool will be variable supplemental cash dividend Generally paid annually based on prior year cash flow Expect first payment in first quarter 2022 May also utilize opportunistic share repurchase TARGET  Return 75-80% of annual Adjusted FAD to shareholders Sustainable Base Dividend Supplemental Dividend & Share Repurchase CAPITAL ALLOCATION

Returning cash to shareholders Dividend Framework is Sustainable Over the Business Cycle CAPITAL ALLOCATION SUSTAINABLE BASE DIVIDEND supported by Timberlands and Real Estate & ENR cash flow, even at bottom of the cycle SUPPLEMENTAL DIVIDEND or share repurchase to achieve targeted return of 75-80% of annual Adjusted FAD EXCESS CASH above 75-80% of Adjusted FAD available for growth, debt paydown and additional share repurchase ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION (1) Our cash flow supports the base dividend, even in adverse markets $ millions Adjusted EBITDA (1) $2,080 $2,032 $1,276 $1,804 $1,798 BASE DIVIDEND $918 $ (1) See appendix for reconciliation to GAAP amounts and definitions of Adjusted EBITDA and Adjusted FAD.

Returning cash to shareholders Demonstrated Commitment CAPITAL ALLOCATION Dividends Share Repurchase Pro Forma Dividend RETURNED OVER $8.5 BILLION TO SHAREHOLDERS SINCE 2014 THROUGH DIVIDENDS AND SHARE REPURCHASE $ millions

CAPITAL EXPENDITURES Wood Products – $175 million Maintenance capex Projects to improve costs and reliability Timberlands – $105 million Reforestation and silviculture Roads and infrastructure Corporate – Very minimal IT system upgrades Real Estate & ENR – Very minimal Primarily entitlement activities DISCIPLINED INVESTMENTS Sustain and Enhance Our Operations Deferring Approximately $80 Million of Discretionary Projects in 2020 2020 outlook $ in millions CAPITAL ALLOCATION Full year 2020 capital expenditures outlook as revised on October 30, 2020. Capital expenditures for 2016 exclude discontinued operations.

Maintain AN appropriate capital structure Solid Balance Sheet and Financial Flexibility Pro forma total debt reflects announced redemption of $500 million 4.625% 2023 maturities and intended repayment of $150 million 9.0% 2021 notes at maturity. Other, net includes repayment of revolving credit line. Last twelve months Adjusted EBITDA for each quarter presented. See appendix for reconciliation to GAAP amounts. CAPITAL ALLOCATION NET DEBT TO ADJUSTED EBITDA (LTM)(2) 3.5x INVESTMENT GRADE PROFILE   Baa2 Moody’s BBB Standard & Poor’s (upgraded December 2020) AMPLE LIQUIDITY   $1.5 billion available revolving line of credit Cash earmarked to repay $150 million 2021 maturity OPPORTUNISTIC LIABILITY MGMT Refinanced $569 million 2021 notes Redeemed $325 million 2023 notes Redeeming $500 million 2023 notes STRONG ASSET COVERAGE Nearly 85% of business assets are in Timberlands TOTAL DEBT(1) REDUCTION $1 BILLION 3.5x TARGET OVER THE CYCLE

SUPERIOR SHAREHOLDER VALUE Capitalizing on Strong Portfolio and Operational Performance

SHAREHOLDER VALUE IMPROVING FUNDAMENTALS ACROSS OUR MARKETS Driven By Continued Demand for U.S. Housing REPAIR & REMODEL HOUSING STARTS LUMBER ORIENTED STRAND BOARD WESTERN LOGS SOUTHERN LOGS Renewed preference for single-family Low interest rates Favorable demographics, pent-up demand High unemployment Economic uncertainty due to COVID-19 Expect continued favorable building materials retail demand Aging housing stock Rising home equity Low interest rates Improving sawlog demand Fiber log demand generally stable Log pricing flat, expect sawlog prices will rise slowly over time Emerging log export opportunity Increasing demand from residential construction activity Favorable industry operating rates B.C. mill closures reduced industry capacity Pricing has softened from record levels but remains historically strong Increasing demand from residential construction activity High industry operating rates, and limited near-term options to increment capacity Pricing remains near record levels Rising domestic wood products production Oregon fire salvage proceeding well, with little downgrade in log quality and pricing Solid Japan market Improved Chinese log demand balanced by increased global log supply to China

OUR WORKING FORESTS ARE PART OF THE CLIMATE SOLUTION An Endlessly Renewable Resource that Absorbs and Stores Carbon OUR GROWING FORESTS ABSORB CO2 OUR WOOD PRODUCTS STORE CARBON FROM THE ATMOSPHERE FOR THE LIFE OF THE PRODUCT WE PLANT MORE TREES THAT ABSORB EVEN MORE CO2 AS THEY GROW WOOD IS THE ULTIMATE Green-Building Material Stores carbon Endlessly renewable Lower GHG emissions than concrete & steel SHAREHOLDER VALUE

WEYERHAEUSER INVESTMENT THESIS UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE DISCIPLINED CAPITAL ALLOCATION SUPERIOR SHAREHOLDER VALUE + + ESG Strong ESG Foundation | Our Forests and Wood Products are Natural Climate Solutions

APPENDIX Market Overview and Supplemental Information

EXPECT LONG-TERM GROWTH IN U.S. HOUSING Source: U.S. Census Bureau YTD as of October U.S. housing activity rebounding despite uncertain macroeconomic conditions Historically low mortgage rates and growing preference for larger, single-family homes Further economic disruptions could dampen near-term housing trajectory Expect solid housing growth as economic fundamentals improve U.S. HOUSING STARTS SEASONALLY ADJUSTED ANNUAL RATE YTD

LEVEL OF CONSTRUCTION REMAINS BELOW HOUSING NEED ANNUAL U.S. HOUSING NEED MILLIONS OF UNITS DRIVER BASELINE AVERAGE DEMAND New Household Formations 1.1 Replace Lost or Obsolete Units 0.3 Second Home Demand 0.1 Natural Vacancy Rate 0.1 ANNUAL NEW UNITS REQUIRED 1.6 Source: Freddie Mac, 2018 U.S. POPULATION BY AGE AS OF JULY 1, 2019 Source: U.S Census Bureau Growing housing “deficit” as current pace of building activity is not sufficient to meet demand Favorable demographics with millennials entering prime homebuying years Millennials are the largest demographic cohort

STRONG REPAIR & REMODEL ACTIVITY Stay-at-home behavior and social distancing has driven surge in home improvement activity Expect continued favorable repair & remodel sales volumes Housing stock continues to age, with median age of approximately 40 years Rising home equity U.S. HOUSING STOCK UNITS BY VINTAGE U.S. RETAIL BUILDING MATERIALS SALES TOTAL SPENDING

LUMBER DEMAND AND FUNDAMENTALS ARE FAVORABLE

- Strong new residential construction activity and solid home improvement demand
- Favorable industry operating rates
- Pricing has softened from record levels, but remains historically strong
- Rising focus on sustainability may drive higher non-residential usage over time

WEYERHAEUSER'S AVERAGE LUMBER SALES REALIZATIONS

Approximate change

AS OF DECEMBER 4, 2020(1)

Q4 QTD vs. Q3 AVERAGE	-$65/MBF LOWER
CURRENT vs. Q3 AVERAGE	-$105/MBF LOWER

WY's SENSITIVITY

AT TYPICAL OPERATING RATES

$10/MBF ≈ $45 million EBITDA ANNUALLY

NORTH AMERICAN LUMBER CONSUMPTION

BY END USE, 2019



Repair & Remodel 39%
New Residential 30%
Industrial 25%
Non-Residential & Other 6%

Source: FEA

LUMBER PRICING

FRAMING LUMBER COMPOSITE



850
750
650
550
450
350
250
150
$/MBF
Q4 QTD
2005
2007
2009
2011
2013
2015
2017
2019
QUARTERLY

Source: Random Lengths
Q4 QTD as of 12/04/2020

(1) Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files

44

LUMBER B.C. Mill Closures Have Reduced Industry Capacity Log supply declining in British Columbia due to fires, pine beetle and lower allowable cut Canadian lumber exports to the U.S. remain subject to duties Canadian share of lumber market has decreased U.S. Southern lumber production gaining share Source: WWPA YTD as of August Billion board feet ANNUAL CHANGE IN LUMBER PRODUCTION BY REGION NORTH AMERICAN LUMBER PRODUCTION BY REGION, 2019 Source: FEA Total North American softwood lumber production 59 BBF in 2019

OSB MARKET FUNDAMENTALS ARE POSITIVE

- Strong demand from new residential construction activity
- High industry operating rates, and limited near-term options to increment capacity
- Pricing remains near record levels

NORTH AMERICAN OSB CONSUMPTION

BY END USE, 2019



Repair & Remodel 23%
Non-Residential & Other 10%
Industrial 10%
New Residential 57%

Source: FEA

ORIENTED STRAND BOARD PRICING

7/16" NORTH CENTRAL



700
600
500
400
300
200
100
0
$/MSF
Q4 QTD
2005
2007
2009
2011
2013
2015
2017
2019
QUARTERLY

Source: Random Lengths
Q4 QTD as of 12/04/2020

WEYERHAEUSER'S AVERAGE OSB SALES REALIZATIONS

Approximate change

AS OF DECEMBER 4, 2020[1]

Q4 QTD vs. Q3 AVERAGE	+$130/MSF HIGHER
CURRENT vs. Q3 AVERAGE	+$75/MSF HIGHER

WY's SENSITIVITY

AT TYPICAL OPERATING RATES

$10/MSF ≈ $30 million

EBITDA ANNUALLY

(1) Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files

46

WESTERN LOGS

Favorable Domestic and Export Demand

- Largest driver of demand is growing U.S. housing activity
- Solid Japanese demand for premium logs
- Improved Chinese demand balanced by increased global log supply to China
- Able to rapidly flex volume in response to changing markets



WESTERN SAWLOG PRICING
DELIVERED DOUGLAS FIR #2
$/MBF
0
100
200
300
400
500
600
700
800
900
YTD
1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020
ANNUAL
Source: Log Lines, Weyerhaeuser
YTD as of October

WY's SENSITIVITY
$20/MBF
≈ $30 million
EBITDA
ANNUALLY



U.S. WESTERN HOUSING STARTS
SEASONALLY ADJUSTED ANNUAL RATE
Single-family
Multi-family
Millions
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 YTD
Source: Bureau of Census
YTD as of October
ANNUAL



JAPAN HOUSING STARTS
WOOD-BASED
Millions
0.0
0.2
0.4
0.6
0.8
1.0
1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019
Source: JAWIC
YTD as of September
ANNUAL



CHINA SOFTWOOD LOG IMPORTS
FROM ALL COUNTRIES
Million cubic meters
-
10
20
30
40
50
2015 2016 2017 2018 2019 2020 LTM
All Other
New Zealand
Europe
USA
Source: China Gov't Statistics. Customs Code Numbers: 4403-2000 Logs, coniferous.
LTM as of October

47

SOUTHERN LOGS

Improving Sawlog Demand Will Drive Long-Term Price Improvement

- Sawlog demand increasing as mill operating rates rise
- WY fiber log demand stable
- WY's timberlands are well positioned to benefit from rising lumber production and capacity across the South
- Additional upside opportunity from Southern log exports


SOUTHERN SAWLOG PRICING
DELIVERED SOUTHERN AVERAGE PINE SAWLOG
$/GREEN TON
60
55
50
45
40
35
YTD
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
ANNUAL

Source: Timber Mart-South
YTD as of September

WY's SENSITIVITY
$5/ton
≈ $70 million
EBITDA
ANNUALLY

U.S. SOUTH CAPACITY ADDITIONS

2017-2021


Over
6 BBF
Announced
New Sawmill Capacity Announced
New Sawmill Capacity Completed
WY Timberlands
WY Export Facility

Source: Forisk, Company Reports


SAWMILL CAPACITY ADDITIONS
ANNOUNCED AND COMPLETED
BY STATE 2017-2021
MMBF
1,800
1,500
1,200
900
600
300
0
OK
VA
LA
NC
SC
FL
TX
AR
MS
AL
GA

Source: Forisk, Company Reports

48

WELL-LADDERED DEBT PROFILE Minimal Maturities Until 2023 (1) $860 million WestRock note maturing 2023 includes extension option. Revolving credit facility was undrawn as of September 30, 2020. This credit facility has a capacity of $1.5 billion and expires in January 2025. $6.0 billion of long-term debt currently outstanding 96% fixed rate Weighted average maturity of 7 years Weighted average interest rate of 5.9% Redeemed $325 million of 2023 bonds in 2020 Q3 Redeeming $500 million of 2023 bonds in 2020 Q4 Remaining 2021 bonds to be repaid at maturity Revolver used for working capital management as needed Debt maturity profile(1) $ in millions $500 Bonds Announced Redemption

LISTINGS ON ESG INDICES ESG RATINGS AND RANKINGS We have a “WINNING” rating from 2020 Women on Boards 3BL MEDIA named WY one of the 100 BEST CORPORATE CITIZENS Environmental, social & governance External Recognition JUST CAPITAL named WY one of America’s Most JUST Companies ETHISPHERE named WY one of the WORLD’S MOST ETHICAL COMPANIES®

TARGETED SILVICULTURE CUSTOMIZED PLANTING We are TIMBER-GROWING Experts Deeply Committed to Environmental Stewardship PROPRIETARY SEEDLINGS We cultivate seedlings with superior survival, growth, and wood-quality characteristics We deploy the best genetic material for each acre on our land base Our practices generate superior volume and value in each geography HEALTHY FORESTS ESG Our forests are diverse and more resistant to disease and drought 100% OF OUR FORESTS ARE CERTIFIED WE PROTECT WATERWAYS AND CRITICAL HABITAT OF OUR TIMBERLANDS ARE REFORESTED AFTER HARVEST 100%

Our TIMBER Supply-chain EXPERTISE is unrivaled We Capture Maximum Value At Each Step Unmatched supply chain capabilities MATURE FORESTS We grow diverse product offerings in scale quantities with superior, reliable quality DATA-DRIVEN MARKETING SUSTAINABLE HARVESTING Our expert harvest planning captures value at the point of financial maturity We maximize the value of every log using data-driven optimization OPTIMIZED TRANSPORTATION We offer dependable, year-round supply with world-class logistics and efficient harvest & haul SUPPLY CHAIN EXPERTS WE OFFER UNIQUE VALUE WE HAVE FLEXIBILITY TO RESPOND QUICKLY TO CHANGING MARKETS Diverse Products at Scale Year-Round Supply Superior Quality Reliability WE HAVE THE LARGEST LOG EXPORT FACILITY IN THE U.S.

9 MILLION PRODUCT DISTRIBUTION LOW-COST MANUFACTURING OUR WOOD PRODUCTS SUPPLY CHAIN IS EFFICIENT We Drive Out Cost and Maximize Value From Raw Materials to End Use FIBER PROCUREMENT We source the optimal mix of raw materials internally and externally to maximize margins Our operational excellence and reliability focus drives top margins for lumber, OSB and EWP We maximize value by using the right mix of our own and other distribution channels DIVERSE CUSTOMERS ESG Our customers value our quality, scale, reliability and sustainable practices OUR MILLS HAVE IMPROVED ENERGY EFFICIENCY 14% IN THE LAST 5 YEARS WE MAXIMIZE THE RESOURCE BY USING 95% OF EACH LOG METRIC TONS OF CO2 OUR PRODUCTS STORE THE EQUIVALENT OF EACH YEAR ON AVERAGE

ADJUSTED EBITDA RECONCILIATION Total Company Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. Net earnings for 2017, 2018, 2019 and Q3 LTM 2020 include net charges of $52 million, $122 million, $354 million and $39 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other postretirement benefit (costs) credits, interest income and other, interest expense, net, and income taxes. $ Millions 2017 2015 2018 2016 2019 2017 2020 Q3 LTM 2018 Adjusted EBITDA1 $2,080 $2,032 $1,276 $1,804 Depletion, depreciation & amortization (521) (486) (510) (483) Basis of real estate sold (81) (124) (116) (147) Unallocated pension service costs (4) — — — Special items included in operating income (343) (28) 1 (92) Operating Income (GAAP) $1,131 $1,394 $651 $1,082 Non-operating pension and other postretirement benefit (costs) credits (62) (272) (516) (49) Interest income and other 40 60 30 13 Net Contribution to Earnings $1,109 $1,182 $165 $1,046 Interest expense, net (393) (375) (378) (388) Income taxes (134) (59) 137 (167) Net Earnings (Loss) (GAAP)2 $582 $748 $(76) $491

NET DEBT TO ADJUSTED EBITDA RECONCILIATION

Total Company

$ Millions	2016		2017				2018				2019				2020		
	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Net Debt to Adjusted EBITDA (LTM) [1,2,3]	**5.3**	**3.7**	**3.6**	**3.3**	**2.9**	**2.5**	**2.5**	**2.2**	**2.5**	**3.0**	**3.3**	**3.9**	**4.7**	**4.9**	**4.5**	**4.1**	**2.9**
Total debt	$8,310	$6,610	$6,606	$6,604	$5,995	$5,992	$5,928	$5,924	$5,921	$6,344	$6,401	$6,293	$6,590	**$6,377**	$7,426	$6,299	$5,974
Less: Cash and equivalents	769	676	455	701	497	824	598	901	348	334	259	212	153	**139**	1,458	643	787
Net Debt	**$7,541**	**$5,934**	**$6,151**	**$5,903**	**$5,498**	**$5,168**	**$5,330**	**$5,023**	**$5,573**	**$6,010**	**$6,142**	**$6,081**	**$6,437**	**$6,238**	**$5,968**	**$5,656**	**$5,187**
Adjusted EBITDA (LTM) [1,2,3]	**$1,427**	**$1,583**	**$1,701**	**$1,794**	**$1,929**	**$2,080**	**$2,170**	**$2,301**	**$2,237**	**$2,032**	**$1,853**	**$1,559**	**$1,362**	**$1,276**	**$1,324**	**$1,367**	**$1,804**
Depletion, depreciation & amortization	(457)	(512)	(541)	(537)	(531)	(521)	(508)	(498)	(488)	(486)	(489)	(494)	(507)	(510)	(510)	(503)	(483)
Basis of real estate sold	(54)	(109)	(106)	(103)	(108)	(81)	(79)	(91)	(113)	(124)	(160)	(171)	(149)	(116)	(130)	(131)	(147)
Unallocated pension service costs	(1)	(5)	(5)	(5)	(4)	(4)	(2)	(2)	(1)	—	—	—	—	—	—	—	—
Special items in operating income	(129)	(135)	(73)	(264)	(457)	(343)	(339)	(149)	58	(28)	(40)	(20)	33	1	33	41	(92)
Operating Income (LTM) (GAAP) [1]	**$786**	**$822**	**$976**	**$885**	**$829**	**$1,131**	**$1,242**	**$1,561**	**$1,693**	**$1,394**	**$1,164**	**$874**	**$739**	**$651**	**$717**	**$774**	**$1,082**
Equity earnings (loss) from joint ventures	21	22	17	10	2	1	1	1	—	—	—	—	—	—	—	—	—
Non-operating pension and other post-retirement benefit costs	41	48	12	(6)	(35)	(62)	(64)	(69)	(70)	(272)	(718)	(715)	(713)	(516)	(55)	(55)	(49)
Interest income and other	43	43	43	42	38	39	42	44	46	60	58	53	46	30	21	17	13
Net Contribution to Earnings (LTM) [1]	**$891**	**$935**	**$1,048**	**$931**	**$834**	**$1,109**	**$1,221**	**$1,537**	**$1,669**	**$1,182**	**$504**	**$212**	**$72**	**$165**	**$683**	**$736**	**$1,046**
Interest expense, net of capitalized interest	(410)	(431)	(435)	(421)	(405)	(393)	(387)	(379)	(374)	(375)	(389)	(388)	(386)	(378)	(356)	(368)	(388)
Income taxes	(42)	(89)	(102)	(105)	(56)	(134)	(140)	(171)	(183)	(59)	75	177	159	137	36	(61)	(167)
Net Earnings (Loss) from Continuing Operations (LTM) [1]	**$439**	**$415**	**$511**	**$405**	**$373**	**$582**	**$694**	**$987**	**$1,112**	**$748**	**$190**	**$1**	**($155)**	**($76)**	**$363**	**$307**	**$491**
Earnings from discontinued operations, net of income taxes	107	612	592	554	489	—	—	—	—	—	—	—	—	—	—	—	—
Net Earnings (Loss) (LTM) (GAAP) [1]	**$546**	**$1,027**	**$1,103**	**$959**	**$862**	**$582**	**$694**	**$987**	**$1,112**	**$748**	**$190**	**$1**	**($155)**	**($76)**	**$363**	**$307**	**$491**
Dividends on preference shares	(33)	(22)	(11)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Earnings (Loss) to Common Shareholders (LTM) (GAAP) [1]	**$513**	**$1,005**	**$1,092**	**$959**	**$862**	**$582**	**$694**	**$987**	**$1,112**	**$748**	**$190**	**$1**	**($155)**	**($76)**	**$363**	**$307**	**$491**

1. LTM – last twelve months.
2. Net debt to Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Net debt to Adjusted EBITDA, as we define it, is long-term debt and borrowings on line of credit, net of cash and cash equivalents divided by the last twelve months of Adjusted EBITDA.
3. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

56

ADJUSTED EBITDA RECONCILIATION

Timberlands

$ Millions	2011	2012	2013	2014	2015	2016	2017	2018	2019	Q3 2020 LTM
Western Timberlands and Energy & Natural Resources (ENR)	$283	$263	$380	$579	$470	$449	$520	$544	$332	$325
Less: EBITDA attributable to Western ENR[1]	4	5	7	8	11	6	12	12	14	14
Western Timberlands	**279**	**258**	**373**	**571**	**459**	**443**	**508**	**532**	**318**	**311**
Southern Timberlands and ENR	290	339	372	457	472	469	428	398	410	340
Less: EBITDA attributable to Southern ENR[1]	64	41	44	47	42	43	45	47	58	45
Southern Timberlands	**226**	**298**	**328**	**410**	**430**	**426**	**383**	**351**	**352**	**295**
Northern Timberlands	**29**	**28**	**32**	**47**	**41**	**26**	**23**	**19**	**15**	**5**
Other Timberlands	**(15)**	**(8)**	**46**	**2**	**7**	**6**	**22**	**—**	**(5)**	**(10)**
Adjusted EBITDA including Legacy Plum Creek operations[1,2]	**$519**	**$576**	**$779**	**$1,030**	**$937**	**$901**	**$936**	**$902**	**$680**	**$601**
Less: EBITDA attributable to Plum Creek[3]	175	203	235	291	260	36	—	—	—	—
Weyerhaeuser Timberlands Adjusted EBITDA[1]	**$344**	**$373**	**$544**	**$739**	**$678**	**$865**	**$936**	**$902**	**$680**	**$601**
Depletion, Depreciation & Amortization	(138)	(143)	(168)	(207)	(208)	(366)	(356)	(319)	(301)	(267)
Special Items	—	—	—	—	—	—	(48)	—	(32)	(112)
Operating Income (GAAP)	**$206**	**$230**	**$376**	**$532**	**$470**	**$499**	**$532**	**$583**	**$347**	**$222**
Interest Income and Other	4	3	4	—	—	—	—	—	—	—
Loss Attributable to Non-Controlling Interest	—	1	—	—	—	—	—	—	—	—
Net Contribution to Earnings	**$210**	**$234**	**$380**	**$532**	**$470**	**$499**	**$532**	**$583**	**$347**	**$222**

1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.
2. Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser's Timberlands segment. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges.
3. Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016.

57

ADJUSTED EBITDA RECONCILIATION

Wood Products

$ Millions	2011	2012	2013	2014	2015	2016[1]	2017	2018	2019	Q3 2020 YTD	Q3 2020 LTM
Lumber	($7)	$130	$317	$319	$212	$289	$459	$459	$183	$545	$588
OSB	(4)	143	247	46	41	183	359	329	59	246	265
EWP	6	17	45	79	114	145	173	177	207	151	192
Distribution	(37)	(29)	(33)	2	10	25	38	32	33	62	70
Other	(1)	(15)	(2)	—	(5)	(1)	(12)	(10)	(6)	(7)	(8)
Adjusted EBITDA[2]	**($43)**	**$246**	**$574**	**$446**	**$372**	**$641**	**$1,017**	**$987**	**$476**	**$997**	**$1,107**
Depletion, Depreciation & Amortization	(151)	(133)	(123)	(119)	(106)	(129)	(145)	(149)	(191)	(146)	(196)
Special Items	(52)	6	(10)	—	(8)	—	(303)	—	68	8	8
Operating Income (GAAP)	**($246)**	**$119**	**$441**	**$327**	**$258**	**$512**	**$569**	**$838**	**$353**	**$859**	**$919**
Interest Income and Other	3	1	—	—	—	—	—	—	—	—	—
Net Contribution to Earnings	**($243)**	**$120**	**$441**	**$327**	**$258**	**$512**	**$569**	**$838**	**$353**	**$859**	**$919**

1. Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016.
2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

58

Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. $ Millions 2016 2017 2018 2019 Real Estate $142 $178 $196 $193 Energy & Natural Resources 47 63 68 81 Adjusted EBITDA1 $189 $241 $264 $274 Depletion, Depreciation & Amortization (13) (15) (14) (14) Basis of Real Estate Sold (109) (81) (124) (116) Special Items in Operating Income (14) — — — Operating Income (GAAP) $53 $145 $126 $144 Interest Income and Other 2 1 1 — Net Contribution to Earnings $55 $146 $127 $144 ADJUSTED EBITDA RECONCILIATION Real Estate, Energy & Natural Resources

ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION (FAD) RECONCILIATION

$ Millions	2017	2018	2019	Q3 2020 LTM
Net Cash from Operations	$1,201	$1,112	$966	$1,377
Capital Expenditures (excluding discontinued operations)	(419)	(427)	(384)	(342)
Funds Available for Distribution[1]	**$782**	**$685**	**$582**	**$1,035**
Cash for product remediation payments (from product remediation insurance recoveries)	192	96	(68)	(8)
Cash tax payments attributable to Cellulose Fibers divestiture	75	—	—	—
Cash contribution to our U.S. qualified pension plan	—	300	—	—
Adjusted Funds Available for Distribution[2]	**$1,049**	**$1,081**	**$514**	**$1,027**

1. Funds available for distribution (FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. FAD, as we define it, is net cash from operations adjusted for capital expenditures. FAD measures cash generated during the period (net of capital expenditures) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.
2. Adjusted funds available for distribution (Adjusted FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. Adjusted FAD, as we define it, is net cash from operations adjusted for capital expenditures and significant non-recurring items. Adjusted FAD measures cash generated during the period (net of capital expenditures and significant non-recurring items) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. Adjusted FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

60